UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 15, 2006

The Reynolds and Reynolds Company
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-10147	31-0421120
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Reynolds Way, Dayton, Ohio		45430
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	937-485-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

The Reynolds and Reynolds Company (the "Company") announced today that it has filed its Annual Report on Form 10-K for the fiscal year ended September 30, 2005 and completed both the Securities and Exchange Commission Staff’s review of the Company’s financial reports and management’s review of its revenue recognition policy. The Company also announced that a formal notice of the annual meeting and proxy statement will be mailed to each shareholder of record as of May 22, 2006, prior to the annual meeting scheduled for June 15, 2006. A copy of the press release is attached hereto as Exhibit 99-1 and is incorported by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
Exhibit 99-1 Press release of the Company dated May 15, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Reynolds and Reynolds Company

May 15, 2006	By:	/s/ Robert S. Guttman

Name: Robert S. Guttman
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.-1	Press release of The Reynolds and Reynolds Company, dated May 15, 2006